UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-09261

FOXBY CORP.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Foxby Corp.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 9/30/13

Item 1. Schedule of Investments

FOXBY CORP.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2013
(Unaudited)

Shares		Cost	Value
	COMMON STOCKS (88.66%)
	Fire, Marine & Casualty Insurance (6.37%)
3,500	Berkshire Hathaway, Inc. - Class B (a)	$296,368	$397,285

	Information Retrieval Services (7.03%)
500	Google Inc. (a)	231,910	437,955

	Investment Advice (7.30%)
9,000	Franklin Resources, Inc.	303,381	454,950

	National Commercial Banks (3.98%)
6,000	Wells Fargo & Company	163,265	247,920

	Operative Builders (2.60%)
5,000	Toll Brothers, Inc. (a)	116,697	162,150

	Petroleum Refining (5.21%)
900	Chevron Corp.	90,629	109,350
2,500	Exxon Mobil Corp.	171,549	215,100
		262,178	324,450

	Pharmaceutical Preparations (3.33%)
4,000	AstraZeneca PLC	188,030	207,720

	Retail-Catalog & Mail Order Houses (7.53%)
1,500	Amazon.com, Inc. (a)	127,830	468,960

	Retail Consulting and Investment (0%)
72,728	Amerivon Holdings LLC (a) (b)	0	0

	Retail-Eating Places (4.63%)
3,000	McDonald's Corp.	167,748	288,630

	Retail-Lumber & Other Building Materials Dealers (8.52%)
7,000	The Home Depot, Inc.	191,873	530,950

	Retail-Variety Stores (4.51%)
3,800	Wal-Mart Stores, Inc.	196,260	281,048

	Services - Business Services (2.72%)
2,300	Accenture plc	138,155	169,372

	Services-Prepackaged Software (3.21%)
6,000	Microsoft Corp.	141,020	199,860

	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (10.40%)
2,300	Church & Dwight Co., Inc.	132,957	138,115
2,100	Ecolab Inc.	135,298	207,396
4,000	The Procter & Gamble Company	234,390	302,360
		502,645	647,871

	Surgical & Medical Instruments & Apparatus (3.83%)
2,000	3M Company	185,130	238,820

	Trucking & Courier Services (4.40%)
3,000	United Parcel Service, Inc.	221,388	274,110

	Wholesale - Drugs, Proprietaries & Druggists' Sundries (3.09%)
1,500	McKesson Corp.	137,397	192,450

	Total common stocks	3,571,275	5,524,501

	PREFERRED STOCKS (1.58%)
	Retail Consulting and Investment (1.58%)
179,205	Amerivon Holdings LLC (b)	494,636	98,563

	MONEY MARKET FUND (11.38%)
709,225	SSgA Money Market Fund, 7 day annualized yield 0.01%	709,225	709,225

	Total investments (101.62%)	$4,775,136	6,332,289

	Liabilities in excess of other assets (-1.62%)		(100,816)

	Net assets (100.00%)		$6,231,473

	Net asset value per share		$2.39

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary markets is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain of the securities in which the Fund may invest are priced though pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation, the Fund’s Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

●	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
●
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

●	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (common and preferred stock) - Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities - Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks
Fire, Marine & Casualty Insurance	$397,285	$-	$-	$397,285
Information Retrieval Services	437,955	-	-	437,955
Investment Advice	454,950	-	-	454,950
National Commercial Banks	247,920	-	-	247,920
Operative Builders	162,150	-	-	162,150
Petroleum Refining	324,450	-	-	324,450
Pharmaceutical Preparations	207,720	-	-	207,720
Retail - Catalog & Mail Order Houses	468,960	-	-	468,960
Retail Consulting and Investment	-	-	0	0
Retail - Eating Places	288,630	-	-	288,630
Retail - Lumber & Other Building Materials Dealers	530,950	-	-	530,950
Retail - Variety Stores	281,048	-	-	281,048
Services - Business Services	169,372	-	-	169,372
Services - Prepackaged Software	199,860	-	-	199,860
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	647,871	-	-	647,871
Surgical & Medical Instruments & Apparatus	238,820	-	-	238,820
Trucking & Courier Services	274,110	-	-	274,110
Wholesale - Drugs, Proprietaries & Druggists' Sundries	192,450	-	-	192,450
Preferred stocks
Retail Consulting and Investment	-	-	98,563	98,563
Money market fund	709,225	-	-	709,225

Total investments, at value	$6,233,726	$-	$98,563	$6,332,289

There were no securities transferred from level 1 on December 31, 2012 to level 2 on September 30, 2013. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value including securities valued at zero:

	Common Stocks	Preferred Stocks	Total

Balance at December 31, 2012	$0	$81,528	$81,528

Payment in-kind dividends	-	13,962	13,962
Change in unrealized depreciation	-	3,073	3,073

Balance at September 30, 2013	$0	$98,563	$98,563

Net change in unrealized depreciation attributable
to assest still held as level 3 at September 30, 2013	$-	$3,073	$3,073

There were no transfers into or out of level 3 assets during the period.

The Investment Manager under the direction of the Fund’s Board of Directors considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Fund’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of September 30, 2013:

	Fair Value
	September 30, 2013	Valuation Technique	Unobservable Input	Amount

Common stocks
Retail - Consulting and Investment	$0	Value of book equity per share	Discount rate due to lack of marketability	100%
Preferred stocks
Retail - Consulting and Investment	$98,563	Value of book equity per share	Discount rate due to lack of marketability	80%

Cost for Federal Income Tax Purposes
As of September 30, 2013, for federal income tax purposes the aggregate cost of securities was $4,775,136 and net unrealized appreciation was $1,557,153, comprised of gross unrealized appreciation of $1,953,226 and gross unrealized depreciation of $396,073.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of September 30, 2013, were as follows:

	Acquisition
	Date	Cost	Value

Amerivon Holdings LLC preferred shares	9/20/07	$494,636	$98,563
Amerivon Holdings LLC common equity units	9/20/07	0	0

Total		$494,636	$98,563

Percent of net assets		8%	2%

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 14, 2013

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 14, 2013

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)